UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23072

First Trust Dynamic Europe Equity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) Report to Shareholders is attached herewith.

First Trust
Dynamic Europe Equity Income Fund (FDEU)
Annual Report
For the Year Ended
December 31, 2021

First Trust Dynamic Europe Equity Income Fund (FDEU)
Annual Report
December 31, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC), (“Janus Henderson” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dynamic Europe Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.06 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Janus Henderson are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Dynamic Europe Equity Income Fund (FDEU)
Annual Letter from the Chairman and CEO
December 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Dynamic Europe Equity Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2021.
Being that this is a year-end review, I would like to touch on the state of the business climate and securities markets in the U.S. The two biggest stories in 2021 were clearly the ongoing fight against the coronavirus (“COVID-19”) pandemic and the surge in the rate of inflation, which I believe is a byproduct of that fight. The COVID-19 pandemic is closing in on its second anniversary and it continues to curb economic activity in the U.S. and abroad. It is nearly as challenging today as it was at its peak in 2020.
The emergence of the Omicron variant in the latter half of 2021 was particularly disappointing because we had been making some inroads into fully reopening the U.S. economy until its arrival. Americans were dining out. Airline travel was picking up and people were even taking cruises again. We have learned that the Omicron variant, while seemingly not as dangerous as its predecessor, the Delta variant, at least in terms of the number of deaths to date, is still extremely contagious, especially for those individuals who have not been vaccinated. The U.S. federal government has funneled trillions of dollars of stimulus and subsidies into the financial system to mitigate the economic fallout from the pandemic. That level of support is unprecedented and has likely fueled much of the surge in inflation, as measured by the Consumer Price Index (“CPI”). The standard definition for inflation is “too many dollars chasing too few goods.” The explosion of the U.S. money supply has easily overwhelmed the volume of goods available to consumers. Global supply chain bottlenecks, including the backlog of container ships at ports in Southern California, have also contributed to the shortages of goods. In December 2021, the trailing 12-month rate on the CPI was 7.0%, up from 1.4% last December, according to the U.S. Bureau of Labor Statistics. The last time inflation was this elevated was in 1982.
Since the onset of COVID-19, companies and millions of employees have scrambled to adapt to the new normal of working remotely, typically from home. What an amazing thing to watch. While opinions may vary, it has become evident that the workplace culture has probably changed forever. According to Barron’s magazine, we should look for more of a hybrid arrangement moving forward that would entail workers being at the office for three days a week and home for two. I do not believe that the stock and bond markets would have performed nearly as well over the past two years had U.S. businesses not overcome the adversity brought their way by COVID-19. Oh, and the trillions of dollars from the government. In 2021, the S&P 500® Index posted a total return of 28.71%, and that came on the heels of an 18.40% gain in 2020, according to Bloomberg. From 1926-2021 (a span of 96 years), the S&P 500® Index posted an average annual total return of 10.44%, according to Morningstar/Ibbotson Associates. Investors should relish these outsized returns. Bond investors have earned more modest total returns over the past two years. Bond returns were higher for most bond categories in 2020 due to the artificially depressed yield on the 10-Year Treasury Note (“T-Note”). The 10-Year T-Note yield trended higher in 2021, putting some pressure on bond prices. Expect the Federal Reserve to tighten monetary policy by raising short-term interest rates. It could begin as early as March 2022. While the markets could experience some near-term pain, I believe normalizing interest rates and bond yields will prove to be a healthy and necessary transition for the markets long-term.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Dynamic Europe Equity Income Fund (FDEU)
“AT A GLANCE”
As of December 31, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FDEU
Common Share Price	$13.28
Common Share Net Asset Value (“NAV”)	$15.14
Premium (Discount) to NAV	(12.29)%
Net Assets Applicable to Common Shares	$260,878,088
Current Monthly Distribution per Common Share(1)	$0.0600
Current Annualized Distribution per Common Share	$0.7200
Current Distribution Rate on Common Share Price(2)	5.42%
Current Distribution Rate on NAV(2)	4.76%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (9/24/15) to 12/31/21
Fund Performance(3)
NAV	17.01%	5.46%	4.96%
Market Value	18.90%	5.77%	2.03%
Index Performance
MSCI Europe Index	16.30%	10.14%	8.58%
(1)	Most recent distribution paid or declared through December 31, 2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of December 31, 2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Dynamic Europe Equity Income Fund (FDEU)
“AT A GLANCE” (Continued)
As of December 31, 2021 (Unaudited)
Fund Allocation	% of Net Assets
Common Stocks	118.8%
Real Estate Investment Trusts	4.4
Call Options Written	(0.9)
Outstanding Loans	(29.1)
Net Other Assets and Liabilities(4)	6.8
Total	100.0%

Top Ten Holdings	% of Total Investments
Nestle S.A.	3.3%
British Land (The) Co., PLC	2.5
TotalEnergies SE	2.4
Sanofi	2.4
Novartis AG	2.4
Royal Dutch Shell PLC, Class A	2.3
ABB Ltd.	2.2
Roche Holding AG	2.2
BAWAG Group AG	2.1
RELX PLC	2.1
Total	23.9%
Sector Allocation	% of Total Investments
Financials	21.5%
Industrials	15.3
Health Care	12.0
Consumer Staples	10.8
Consumer Discretionary	9.3
Communication Services	6.9
Energy	6.1
Utilities	5.8
Materials	5.1
Real Estate	3.6
Information Technology	3.6
Total	100.0%

Country Allocation	% of Total Investments
United Kingdom	37.2%
Switzerland	17.5
France	14.3
Netherlands	8.6
Germany	5.8
Spain	4.2
Sweden	3.4
Austria	2.1
Finland	2.0
Italy	1.8
Norway	1.6
Denmark	1.5
Total	100.0%

(4)	Includes forward foreign currency contracts.

Portfolio Commentary
First Trust Dynamic Europe Equity Income Fund (FDEU)
Annual Report
December 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Dynamic Europe Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. In addition, First Trust also implements the option overlay strategy for the Fund. John Gambla and Rob A. Guttschow are responsible for implementing the Fund’s portfolio management option overlay strategy.
Sub-Advisor
Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC), (“Janus Henderson” or the “Sub-Advisor”), a legal entity of Janus Henderson Investors, serves as the Fund’s investment sub-advisor. Janus Henderson Investors is headquartered in London and is a global investment management firm that provides a full spectrum of investment products and services to clients around the world. With offices in 25 cities with more than 2,300 employees, Janus Henderson Investors managed approximately $432 billion in assets as of December 31, 2021.
Portfolio Management Team
Ben Lofthouse, CFA, Head of Global Equity Income, Janus Henderson Investors
Faizan Baig, CFA, Portfolio Manager Global Equity Income, Janus Henderson Investors
First Trust Dynamic Europe Equity Income Fund
The Fund’s investment objective is to provide a high level of current income with a secondary focus on capital appreciation. Under normal market conditions, the Fund pursues its investment objectives by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stocks that pay dividends, depositary receipts, and real estate investment trusts. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives.
Market Recap
As Europe recovered from the early impacts of the coronavirus (“COVID-19”) pandemic, European equities performed well during 2021 delivering a 16.30% return, as measured by the MSCI Europe Index (the “Benchmark”). The rollout of the vaccine was an important milestone which, coupled with improving levels of economic activity, drove markets higher. Countries did encounter repeated surges in COVID-19 infections, while supply chain constraints meant that not all product demand could be satisfied with supply. Nonetheless, manufacturing activity remained healthy while the services sector began to recover from low levels. Sectors hit hardest by the pandemic, such as travel and leisure, stabilized while the message from corporate management teams has been one of increasing optimism. Another positive development during 2021 was the recovery of dividend payments in Europe as healthier balance sheets and higher confidence enabled management teams to return cash to shareholders, including a number of special dividends. With inflation data coming in slightly higher than expected, there have been concerns about central banks tightening policy aggressively and raising interest rates, although the European Central Bank has so far resisted taking action on interest rates.
European markets were led by stocks that benefitted most from the economic recovery, although some areas of stable growth also performed well during the year. The Information Technology, Energy and Industrials sectors were the best performing sectors during 2021. Meanwhile the Real Estate and Utilities sectors declined during the year. The Netherlands and Sweden were the best performing countries, while Spain and Germany underperformed during 2021.

Portfolio Commentary (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
Annual Report
December 31, 2021 (Unaudited)
Performance Analysis
Performance
		Average Annual Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (9/24/15) to 12/31/21
Fund Performance[1]
NAV	17.01%	5.46%	4.96%
Market Value	18.90%	5.77%	2.03%
Index Performance
MSCI Europe Index	16.30%	10.14%	8.58%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Driven by the strength in underlying holdings, the Fund’s net asset value (“NAV”) total return1 rose by 17.01% during the 12-month period ended December 31, 2021, outperforming the Benchmark. The Fund’s market share price appreciated by 18.90% during the same period and dividend distributions during the period totaled $0.72. The Fund maintained its tilt towards high quality businesses, with an emphasis on strong balance sheets and cash flow.
The Fund’s managed distribution policy (the “Plan”) permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. The plan has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the Plan helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.06 per Common Share that reflects the distributable cash flow of the Fund. The Fund maintained its regular monthly Common Share distribution of $0.06 per share for the 12-month period ended December 31, 2021. Based on the $0.06 per share monthly Common Share distribution, the annualized distribution rate as of December 31, 2021 was 4.76% at NAV and 5.42% at market price. For the 12-month period ended December 31, 2021, 97.52% of the distributions were characterized as ordinary income and 2.48% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2021 distributions will be made after the end of 2021 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
Annual Report
December 31, 2021 (Unaudited)
Drivers of positive performance during the same period included stocks that are seen to benefit in an economic recovery. To this effect, many of the Fund’s holdings in the Financial sector performed admirably as rising rates and improving profits also meant they were able to pay dividends to shareholders again. The Austrian bank BAWAG Group, the Dutch bank ING Groep N.V. and the Italian financial services company BFF Bank S.p.A. were among the best performers in the Fund’s portfolio during the 12-month period ended December 31, 2021. The United Kingdom (“UK”) mining company Anglo American PLC delivered strong returns as the prices of its commodities rose in line with recovery in demand. The group announced very healthy cash generation in its business and rewarded shareholders with attractive dividends, with a promise to pay more in the future. Similarly, the French building materials company Cie de Saint-Gobain outperformed on expectation that construction activity would recover in Europe. The company also benefitted from the belief that Europe’s “green stimulus” program would lead to higher refurbishment activity for older buildings. Other notable performers during this period included UK wealth manager St. James’s Place PLC, Dutch semiconductor company BE Semiconductor Industries N.V. and Swiss luxury goods maker Richemont.
Detractors from performance during the 12-month period ended December 31, 2021 included names that either had stock-specific news or those where earnings were not seen to benefit from the economic rebound. The Swiss staffing company Adecco Group AG underperformed during the same period after announcing a large acquisition which resulted in higher leverage. While this was disappointing to some investors expecting a share buyback announcement, we feel it may be a beneficial deal in the long term and continue to own the position. The UK semiconductor business Alphawave similarly declined after its financial disclosure policies were criticized. Alphawave’s management addressed these issues and have since delivered strong results with strong orders which point to strong growth in the periods ahead. Holdings with stable business models such as UK telecommunication company Vodafone Group PLC, Spanish utility Iberdrola S.A. and Nordic telecommunications company Telenor ASA failed to keep up with the rally. These holdings are an important source of income for the Fund, and as the economic cycle matures, they may also be able to outperform.
Investment Activity
The Fund took advantage of the strength in European equities to take profits in names that had performed well and reinvested proceeds into those with attractive income and capital return opportunities during the 12-month period ended December 31, 2021. The Fund sold positions in German consumer business Henkel and Swiss Insurance company Zurich Insurance Group after both performed well and paid their dividends. The Fund sold its position in UK aerospace company BAE Systems PLC after a period of good performance. Similarly, positions in French tire company Michelin and Swedish industrial group SKF AB were sold after the Fund collected dividends.
The Fund established a new position in UK pharmaceutical company AstraZeneca PLC based on optimism around their drug pipeline which we believe should support future cash flow and dividend growth. The Swiss luxury goods company Richemont was added when they reinstated their full dividend. As we get further through the economic recovery, we would expect their profits to expand and dividends to grow. The Fund established a position in Danish pharmaceutical company Novo Nordisk A.S. because of its attractive growth prospects which we felt were underappreciated by the market. Similarly, a position in the German industrial conglomerate Siemens AG was added because of its attractive dividend yield and undemanding valuation relative to peers. Siemens AG management has worked hard to simplify the business via disposals over the past few years and with a stronger balance sheet should be able to return more cash to shareholders.
The Fund utilizes financial leverage by borrowing in both U.S. Dollars and Euros. During the period, the Fund maintained its borrowing level to take advantage of attractive investment opportunities available. During the period, financial leverage had a positive impact on the Fund’s performance. A portion of the loan is in Euros and this led to a positive foreign exchange impact during the year as the Euro depreciated by 6.93% versus the U.S. Dollar. The Fund utilized a British Pound currency hedge to offset some of the exposure to the Pound Sterling, and with the currency depreciating over the period the hedge was in place, this was a positive contributor to performance.
To generate additional income, the Fund may write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. During the 12-month period ended December 31, 2021, the options portfolio management team overwrote approximately 30% of the Fund’s Managed Assets. The option strategy was executed on the broad-based Euro Stoxx 50 Index, selling one to three-month call options, approximately at-the-money to slightly out-of-the-money. The option strategy subtracted from the total return of the Fund during the same period as the overwritten index, the Euro Stoxx 50, traded higher in price during the same period.
Market Outlook
The lingering impacts of the COVID-19 pandemic continue to be a serious issue for the world, impacting many countries and communities. The rollout of the vaccine provides hope of an economic recovery ahead despite new variants of the virus being a

Portfolio Commentary (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
Annual Report
December 31, 2021 (Unaudited)
concern. Leading indicators of economic activity suggest a strengthening environment while governments and central banks continue to implement supportive policies. As active managers, we believe we are well placed to look for opportunities in robust companies and are well positioned to benefit as the global economy progresses through its recovery. We will continue to use market dislocations to buy good quality companies that offer long-term income and capital return opportunities.

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 118.8%
	Aerospace & Defense – 2.6%
30,992	Airbus SE (b)	$3,964,554
630,522	Babcock International Group PLC (b)	2,719,070
		6,683,624
	Automobiles – 1.9%
30,237	Daimler AG	2,326,774
134,492	Stellantis N.V.	2,554,946
		4,881,720
	Banks – 10.1%
111,666	BAWAG Group AG (c) (d)	6,890,540
70,692	BNP Paribas S.A.	4,890,942
823,156	HSBC Holdings PLC	4,998,781
482,760	ING Groep N.V.	6,728,476
4,350,922	Lloyds Banking Group PLC	2,815,033
		26,323,772
	Beverages – 3.4%
144,061	Coca-Cola HBC AG	4,982,090
72,445	Diageo PLC	3,957,618
		8,939,708
	Building Products – 1.3%
47,410	Cie de Saint-Gobain	3,339,513
	Capital Markets – 5.4%
295,188	3i Group PLC	5,789,504
203,621	St. James’s Place PLC	4,639,914
197,086	UBS Group AG	3,551,528
		13,980,946
	Commercial Services & Supplies – 0.5%
1,763,586	Prosegur Cash S.A. (c) (d)	1,256,909
	Construction Materials – 1.0%
50,473	Holcim Ltd.	2,576,272
	Diversified Financial Services – 2.4%
392,133	BFF Bank S.p.A. (c) (d)	3,165,284
1,187,459	M&G PLC	3,206,534
		6,371,818
	Diversified Telecommunication Services – 1.9%
318,706	Telenor ASA	5,015,886
	Electric Utilities – 4.9%
313,981	Enel S.p.A.	2,518,715
437,264	Iberdrola S.A.	5,182,359
229,750	SSE PLC	5,128,029
		12,829,103
	Electrical Equipment – 4.7%
184,946	ABB Ltd.	7,083,643
26,220	Schneider Electric SE	5,148,184
		12,231,827
	Food Products – 5.1%
40,000	Danone S.A.	2,486,029
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Food Products (Continued)
76,631	Nestle S.A.	$10,717,575
		13,203,604
	Hotels, Restaurants & Leisure – 2.8%
54,854	Sodexo S.A.	4,812,496
60,757	Whitbread PLC (b)	2,463,017
		7,275,513
	Household Durables – 1.5%
240,207	Vistry Group PLC	3,849,565
	Industrial Conglomerates – 1.0%
14,613	Siemens AG	2,540,122
	Insurance – 8.6%
11,042	Allianz SE	2,610,434
61,792	ASR Nederland N.V.	2,849,183
221,761	AXA S.A.	6,611,055
907,476	Direct Line Insurance Group PLC	3,426,996
77,181	NN Group N.V.	4,183,518
53,338	Sampo Oyj, Class A	2,675,557
		22,356,743
	Internet & Direct Marketing Retail – 1.4%
45,141	Prosus N.V.	3,778,929
	Machinery – 3.5%
258,971	OC Oerlikon Corp. AG	2,661,615
276,366	Volvo AB, Class B	6,412,002
		9,073,617
	Media – 2.6%
571,159	Informa PLC (b)	3,993,794
600,287	Mediaset Espana Comunicacion S.A. (b)	2,808,884
		6,802,678
	Metals & Mining – 3.8%
132,800	Anglo American PLC	5,421,303
152,394	BHP Group PLC	4,536,972
		9,958,275
	Multi-Utilities – 2.2%
409,195	National Grid PLC	5,869,871
	Oil, Gas & Consumable Fuels – 7.5%
365,405	Repsol S.A.	4,341,518
342,206	Royal Dutch Shell PLC, Class A	7,523,206
150,974	TotalEnergies SE	7,671,178
		19,535,902
	Paper & Forest Products – 1.5%
102,950	UPM-Kymmene Oyj	3,921,799
	Personal Products – 2.2%
106,856	Unilever PLC	5,724,502
	Pharmaceuticals – 14.8%
55,060	AstraZeneca PLC	6,467,406
27,528	Bayer AG	1,473,010

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Pharmaceuticals (Continued)
164,247	GlaxoSmithKline PLC	$3,571,737
86,845	Novartis AG	7,651,357
42,166	Novo Nordisk A.S., Class B	4,744,607
16,951	Roche Holding AG	7,052,375
76,054	Sanofi	7,669,919
		38,630,411
	Professional Services – 5.3%
76,661	Adecco Group AG	3,920,547
98,445	Bureau Veritas S.A.	3,270,484
207,816	RELX PLC	6,756,570
		13,947,601
	Semiconductors & Semiconductor Equipment – 2.7%
646,495	Alphawave IP Group PLC (b)	1,748,376
112,552	Infineon Technologies AG	5,223,005
		6,971,381
	Software – 1.7%
32,177	SAP SE	4,575,526
	Textiles, Apparel & Luxury Goods – 3.9%
168,150	Burberry Group PLC	4,136,620
40,495	Cie Financiere Richemont S.A., Class A	6,086,249
		10,222,869
	Tobacco – 2.6%
304,771	Imperial Brands PLC	6,668,431
	Wireless Telecommunications Services – 4.0%
305,740	Tele2 AB, Class B	4,368,101
4,035,972	Vodafone Group PLC	6,132,640
		10,500,741
	Total Common Stocks	309,839,178
	(Cost $304,099,835)
REAL ESTATE INVESTMENT TRUSTS (a) – 4.4%
	Equity Real Estate Investment Trusts – 4.4%
1,107,517	British Land (The) Co., PLC	7,960,113
168,321	Eurocommercial Properties N.V.	3,657,516
	Total Real Estate Investment Trusts	11,617,629
	(Cost $18,253,693)
	Total Investments – 123.2%	321,456,807
	(Cost $322,353,528) (e)

Number of Contracts	Description	Counterparty	Notional Amount	Exercise Price (Euro)	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.9)%
(420)	EURO STOXX 50 Index	SG	$(20,912,064)	€4,225.00	01/21/22	(533,159)
(400)	EURO STOXX 50 Index	BNS	(19,916,251)	4,400.00	01/21/22	(74,230)
(410)	EURO STOXX 50 Index	UBS	(20,414,158)	4,200.00	02/18/22	(762,727)
(400)	EURO STOXX 50 Index	SG	(19,916,251)	4,400.00	02/18/22	(199,921)
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
December 31, 2021
Number of Contracts	Description	Counterparty	Notional Amount	Exercise Price (Euro)	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
(410)	EURO STOXX 50 Index	UBS	$(20,414,158)	€4,225.00	03/18/22	$(803,570)
	Total Call Options Written					(2,373,607)
	(Premiums received $2,171,244) (e)

Outstanding Loans – (29.1)%	(75,881,550)
Net Other Assets and Liabilities – 6.8%	17,676,438
Net Assets – 100.0%	$260,878,088

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 12/31/2021	Sale Value as of 12/31/2021	Unrealized Appreciation/ (Depreciation)
01/28/22	BNS	USD	18,000,000	GBP	13,293,894	$ 18,000,000	$ 17,992,903	$ 7,097
See Note 3E – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 3G – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.

(a)	All or a portion of these securities are available to serve as collateral for the outstanding loans and call options written.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for federal income tax purposes was $321,711,251. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $37,307,113 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $39,935,165. The net unrealized depreciation was $2,628,052. The amounts presented are inclusive of derivative contracts.

Counterparty Abbreviations
BNS	Bank of Nova Scotia
SG	Societe Generale
UBS	UBS

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
December 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 309,839,178	$ 309,839,178	$ —	$ —
Real Estate Investment Trusts*	11,617,629	11,617,629	—	—
Total Investments	321,456,807	321,456,807	—	—
Forward Foreign Currency Contracts	7,097	—	7,097	—
Total	$ 321,463,904	$ 321,456,807	$ 7,097	$—

LIABILITIES TABLE
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (2,373,607)	$ —	$ (2,373,607)	$ —

*	See Portfolio of Investments for industry breakout.

Currency Exposure Diversification	% of Total Investments†
EUR	43.0%
GBP	29.0
CHF	16.0
USD	5.6
SEK	3.4
NOK	1.5
DKK	1.5
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Investments, at value (Cost $322,353,528)	$ 321,456,807
Cash	8,979,577
Foreign currency (Cost $677,590)	689,119
Restricted Cash	5,728,000
Unrealized appreciation on forward foreign currency contracts	7,097
Receivables:
Dividend reclaims	2,370,797
Dividends	571,349
Prepaid expenses	3,401
Total Assets	339,806,147
LIABILITIES:
Outstanding loans	75,881,550
Options written, at value (Premiums received $2,171,244)	2,373,607
Payables:
Investment advisory fees	304,913
Interest and fees on loans	163,629
Audit and tax fees	77,358
Administrative fees	71,686
Shareholder reporting fees	33,144
Legal fees	6,454
Custodian fees	6,371
Transfer agent fees	1,652
Financial reporting fees	771
Other liabilities	6,924
Total Liabilities	78,928,059
NET ASSETS	$260,878,088
NET ASSETS consist of:
Paid-in capital	$ 289,511,871
Par value	172,319
Accumulated distributable earnings (loss)	(28,806,102)
NET ASSETS	$260,878,088
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$15.14
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	17,231,908

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Operations
For the Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,276,234)	$ 15,601,150
Other	51
Total investment income	15,601,201
EXPENSES:
Investment advisory fees	3,638,818
Interest and fees on loans	744,910
Administrative fees	140,591
Shareholder reporting fees	107,963
Audit and tax fees	51,273
Custodian fees	44,482
Legal fees	38,118
Listing expense	26,850
Transfer agent fees	24,565
Trustees’ fees and expenses	16,059
Financial reporting fees	9,250
Other	43,527
Total expenses	4,886,406
NET INVESTMENT INCOME (LOSS)	10,714,795
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	15,524,462
Written options contracts	(9,157,116)
Forward foreign currency contracts	589,822
Foreign currency transactions	(127,196)
Net realized gain (loss)	6,829,972
Net change in unrealized appreciation (depreciation) on:
Investments	14,888,908
Written options contracts	2,134,698
Forward foreign currency contracts	7,097
Foreign currency translation	3,204,998
Net change in unrealized appreciation (depreciation)	20,235,701
NET REALIZED AND UNREALIZED GAIN (LOSS)	27,065,673
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 37,780,468
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statements of Changes in Net Assets
	Year Ended 12/31/2021	Year Ended 12/31/2020
OPERATIONS:
Net investment income (loss)	$ 10,714,795	$ 6,104,395
Net realized gain (loss)	6,829,972	(31,329,842)
Net change in unrealized appreciation (depreciation)	20,235,701	(1,396,359)
Net increase (decrease) in net assets resulting from operations	37,780,468	(26,621,806)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(12,099,724)	(7,155,726)
Return of capital	(307,250)	(9,455,833)
Total distributions to shareholders	(12,406,974)	(16,611,559)
Total increase (decrease) in net assets	25,373,494	(43,233,365)
NET ASSETS:
Beginning of period	235,504,594	278,737,959
End of period	$ 260,878,088	$ 235,504,594
COMMON SHARES:
Common Shares at end of period	17,231,908	17,231,908

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Cash Flows
For the Year Ended December 31, 2021
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$37,780,468
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(100,130,075)
Sales of investments	116,990,288
Proceeds from written options	9,712,782
Amount paid to close written options	(19,488,698)
Net realized gain/loss on investments and written options	(6,367,346)
Net change in unrealized appreciation/depreciation on investments and written options	(17,023,606)
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	(7,097)
Changes in assets and liabilities:
Decrease in dividend reclaims receivable	266,486
Decrease in dividends receivable	165,268
Increase in prepaid expenses	(2,993)
Decrease in interest and fees payable on loans	(83,889)
Increase in investment advisory fees payable	14,865
Decrease in audit and tax fees payable	(16,430)
Decrease in legal fees payable	(3,880)
Increase in shareholder reporting fees payable	14,666
Increase in administrative fees payable	26,631
Increase in custodian fees payable	908
Increase in other liabilities payable	1,221
Cash provided by operating activities		$21,849,569
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(12,099,724)
Distributions to Common Shareholders from return of capital	(307,250)
Effect of exchange rate changes on Euro Loans (a) (b)	(3,350,945)
Cash used in financing activities		(15,757,919)
Increase in cash, foreign currency and restricted cash		6,091,650
Cash and foreign currency at beginning of period		9,305,046
Cash, foreign currency and restricted cash at end of period		$15,396,696
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$828,799
Cash, foreign currency and restricted cash reconciliation:
Cash and foreign currency	$9,668,696
Restricted cash	5,728,000
Cash, foreign currency and restricted cash at end of period		$15,396,696

(a)	This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.
(b)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(145,947), which does not include the effect of exchange rate changes on Euro borrowings.
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 13.67	$ 16.18	$ 14.66	$ 19.87	$ 17.96
Income from investment operations:
Net investment income (loss)	0.62	0.35	0.82	0.74	0.78
Net realized and unrealized gain (loss)	1.57	(1.90)	2.15	(4.50)	3.02
Total from investment operations	2.19	(1.55)	2.97	(3.76)	3.80
Distributions paid to shareholders from:
Net investment income	(0.70)	(0.41)	(1.08)	(0.70)	(0.14)
Net realized gain	—	—	—	(0.75)	(0.75)
Return of capital	(0.02)	(0.55)	(0.37)	—	(1.00)
Total distributions paid to Common Shareholders	(0.72)	(0.96)	(1.45)	(1.45)	(1.89)
Net asset value, end of period	$15.14	$13.67	$16.18	$14.66	$19.87
Market value, end of period	$13.28	$11.80	$14.93	$12.64	$18.83
Total return based on net asset value (a)	17.01%	(7.79)%	22.24%	(19.36)%	22.66%
Total return based on market value (a)	18.90%	(13.74)%	30.82%	(26.64)%	34.51%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 260,878	$ 235,505	$ 278,738	$ 252,663	$ 342,383
Ratio of total expenses to average net assets	1.93%	2.15%	1.99%	1.91%	1.85%
Ratio of total expenses to average net assets excluding interest expense	1.64%	1.71%	1.69%	1.65%	1.60%
Ratio of net investment income (loss) to average net assets	4.23%	2.82%	5.37%	4.19%	4.09%
Portfolio turnover rate	33%	43%	64%	44%	39%
Indebtedness:
Total loans outstanding (in 000’s)	$ 75,882	$ 79,232	$ 100,524	$ 87,650	$ 101,987
Asset coverage per $1,000 of indebtedness (b)	$ 4,438	$ 3,972	$ 3,773	$ 3,883	$ 4,357

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021
1. Organization
First Trust Dynamic Europe Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 11, 2015, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FDEU” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of current income with a secondary focus on capital appreciation. Under normal market conditions, the Fund pursues its objectives by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stocks that pay dividends, depositary receipts, and real estate investment trusts (“REITs”). “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.06 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Over-the-counter options contracts are fair valued at the closing price in the market of the underlying contracts where such contracts are principally traded.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on certain broad-based securities indices as determined to be appropriate by the Advisor, and consistent with the Fund’s investment objectives in an amount up to 40% of the value of its Managed Assets. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If an index option written (sold) by the Fund is exercised, the Fund will be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations.
The index options that the Fund writes (sells) give the option holder the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price, and such difference is greater than the premium received by the Fund for writing the option. Net index option premiums can vary widely over the short-term and long-term.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Restricted Cash
Restricted cash includes cash on deposit with other banks or brokers that is legally restricted as to the withdrawal and primarily serves as collateral for options contracts. The Fund presents restricted cash activity within “Increase in cash, foreign currency and restricted cash” and as part of “Cash, foreign currency and restricted cash at end of period” in the Statement of Cash Flows, along with a reconciliation of those balances in the Statement of Assets and Liabilities. At December 31, 2021, the Fund had $5,728,000 in restricted cash associated with options contracts as presented on the Statement of Assets and Liabilities as “Restricted Cash.”

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021
D. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
E. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
F. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021
on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
G. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At December 31, 2021, derivative assets (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 7,097	$ —	$ 7,097	$ —	$ —	$ 7,097
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
H. Dividends and Distributions to Shareholders
The Fund intends to pay holders of its Common Shares a recurring monthly distribution that reflects the distributable cash flow of the Fund. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended December 31, 2021, primarily a result of differing book and tax treatment of realization of foreign currency gains (losses), have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $462,626 and a decrease in accumulated net realized gain (loss) of $462,626. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$12,099,724	$7,155,726
Capital gains	—	—
Return of capital	307,250	9,455,833
As of December 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(27,301,424)
Net unrealized appreciation (depreciation)	24,289
Total accumulated earnings (losses)	(27,277,135)
Other	(1,528,967)
Paid-in capital	289,684,190
Total net assets	$260,878,088
I. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, the Fund had $27,301,424 of non-expiring capital loss carryforwards available to the extent provided by regulations to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2021, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of December 31, 2021, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
J. Expenses
The Fund will pay all expenses directly related to its operations.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.10% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC), (“Janus Henderson” or the “Sub-Advisor”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021
portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended December 31, 2021, were $100,130,075 and $116,989,928, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at December 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities. In compliance with the 1940 Act, the Fund covers its derivative commitments by earmarking liquid assets, entering into offsetting transactions or owning positions covering its obligations.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 7,097	Unrealized depreciation on forward foreign currency contracts	$ —
Written options	Equity Risk	—	—	Options written, at value	2,373,607
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$589,822
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	7,097
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$(9,157,116)
Net change in unrealized appreciation (depreciation) on written options contracts	2,134,698
During the fiscal year ended December 31, 2021, the premiums for written options opened were $9,712,782, and the premiums for written options closed, exercised and expired were $10,331,583.
During the fiscal year ended December 31, 2021, the notional values of forward foreign currency contracts opened and closed were $36,000,000 and $54,000,000, respectively.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Borrowings
The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). The total commitment under the facility is $100,000,000. Prior to June 2, 2021, the total commitment under the facility was $115,000,000. As of December 31, 2021, the Fund had four loans outstanding under the revolving credit facility totaling $75,881,550, which approximates fair value, under the credit agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The four loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $35,635,050 (the U.S. Dollar equivalent of a €31,300,000 loan), $10,246,500 (the U.S. Dollar equivalent of a €9,000,000 loan), $10,000,000, and $20,000,000. For the fiscal year ended December 31, 2021, the average amount outstanding was $77,678,466. The high and low annual interest rates during the fiscal year ended December 31, 2021 were 1.18% and 0.85%, respectively, and the average weighted average interest rate was 0.93%. The weighted average interest rate at December 31, 2021 was 0.92%. The borrowing rate under the revolving credit facility is equal to the Euro rate of the 6-month LIBOR plus 85 basis points, for the Euro loans. For the USD loans, the borrowing rate is equal to the U.S. dollar 6-month LIBOR plus 85 basis points. The Fund does not pay a commitment fee unless the loan balance drops below 75% of total commitment, which results in a fee of 0.25% and is included in “Interest and fees on loans” on the Statement of Operations.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Dynamic Europe Equity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Dynamic Europe Equity Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 22, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
The Fund hereby designates as qualified dividend income 100% of its ordinary income distributions (including short-term capital gains, if applicable) for the year ended December 31, 2021. None of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2021, qualify for corporate dividends received deduction available to corporate shareholders. The Fund meets the requirements of Section 853 of the Internal Revenue Code, and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $16,893,097 (representing a total of $0.98 per share). The total amount of foreign taxes paid to such countries is $1,178,603 (representing a total of $0.07 per share).
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 28, 2021, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 26, 2021. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust Dynamic Europe Equity Income Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Erickson was 7,657,683 and the number of votes withheld was 7,995,755. The number of votes cast in favor of Mr. Kadlec was 7,673,273 and the number of votes withheld was 7,980,165. James A. Bowen, Denise M. Keefe, Niel B. Nielson, and Robert F. Keith are the other current and continuing Trustees.

Investment Objectives, Policies, Risks and Effects of Leverage
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.
Principal Investment Policies
The Fund seeks to achieve its investment objectives by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stock that pay dividends, depositary receipts and real estate investment trusts (“REITs”). The Fund will seek to focus its equity investments on income-producing securities and will limit its investments in preferred securities, depositary receipts and REITs, in each case, to no more than 20% of its Managed Assets.
European companies are defined to include any company that meets one or both of the following tests: (i) its primary business office is located in Europe; or (ii) the principal trading market of its stock is located in Europe. The Fund will limit its investments in a single country to no more than 40% of its Managed Assets. The Fund focuses its European investments on companies located in Western European countries, such as the United Kingdom, Ireland, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy, Greece and Spain, but it may also invest in companies located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland. Certain of the European countries in which the Fund may invest are considered to be emerging market countries. The Fund limits its investments in emerging market countries in the aggregate to no more than 20% of its Managed Assets. The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund considers an “emerging market issuer” to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. In selecting income-producing equity securities, the Fund seeks to invest in securities of companies that the portfolio managers of the Fund believe have attractive long-term business prospects to produce high levels of dividend income as well as securities that the portfolio managers believe offer the potential for growth of income.
The Fund utilizes a dynamic currency hedging process, which includes, at the discretion of the portfolio managers, the use of forward foreign currency exchange contracts to hedge a portion of the Fund’s currency exposure. The Fund’s currency exchange transactions will be used for hedging or currency risk management purposes (e.g., to protect the value of its portfolio against uncertainty in the level of future currency exchange rates) and not in order to speculate on currency exchange rate movements. The portfolio managers of the Fund adjust the extent to which the Fund utilizes currency hedging transactions on an ongoing basis based on, among other things, their view of market conditions, currency exchange rates and the currency exposure of the Fund’s portfolio investments. As a result of the dynamic currency hedging process, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. The Fund may have higher returns than an equivalent non-currency hedged investment when the component currencies are weakening relative to the U.S. dollar. Conversely, the Fund may have lower returns than an equivalent non-currency hedged investment when the component currencies are rising relative to the U.S. dollar. As such, contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. Although the Fund seeks to minimize the impact of currency fluctuations on Fund returns, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations.
The Fund:
•	May invest, under normal market conditions, 20% of its managed assets in domestic and foreign fixed income securities of any maturity and credit quality, including corporate and government debt securities.
•	May invest up to15% of its Managed Assets in securities that, at the time of investment, are illiquid.
•	May invest, without limit, in securities that have not been registered under the Securities Act of 1933, as amended, and continue to be subject to restrictions on resale; securities held by control persons of the issuer of such securities; and

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021 (Unaudited)
securities that are subject to contractual restrictions on their resale (collectively, “restricted securities”). However, restricted securities determined by the Advisor or the Sub-Advisor to be illiquid are subject to the above limitation on the amount of illiquid securities in which the Fund may invest.
To generate additional income, the Fund may write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets (the “Option Overlay Strategy”). The Fund’s use of the Option Overlay Strategy may vary from time to time depending on market conditions and other factors. The Option Overlay Strategy seeks to generate gains from option premiums in an attempt to enhance amounts available for distributions payable to the Fund’s shareholders; however, there is no assurance that the Option Overlay Strategy will achieve this objective. The Fund’s use of the Option Overlay Strategy may limit the Fund’s ability to benefit from the full upside potential of its equity investments.
Unless otherwise stated, all investment restrictions above apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.
The Fund’s investment policies may be changed by the Board of Trustees of the Fund without a shareholder vote, provided that shareholders receive at least 60 days’ prior notice of any change.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1. Issue senior securities, as defined in the Investment Company Act of 1940, as amended, other than: (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; or (iii) the borrowings permitted by investment restriction 2 set forth below;
2. Borrow money, except as permitted by the Investment Company Act of 1940, as amended, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;
3. Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;
4. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;
5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);
6. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objectives, policies and limitations; and
7. Concentrate (invest 25% or more of the Fund’s total assets) the Fund’s investments in any particular industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.
The foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (1) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, whichever is less.”
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021 (Unaudited)
informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Conversion Risk. The Fund’s Amended and Restated Declaration of Trust provides that, during calendar year 2023, the Fund will call a shareholder meeting for the purpose of voting to determine whether the Fund should convert to an open-end management investment company. The Fund will bear the costs associated with calling such shareholder meeting. In the event of conversion to an open-end management investment company, the common shares of the Fund would cease to be listed on the New York Stock Exchange or other national securities exchange, and such common shares would thereafter be redeemable at net asset value at the option of the shareholder, rather than traded in the secondary market at market price, which, for closed-end fund shares, may at times be at a premium to net asset value. Any borrowings or preferred shares of the Fund would need to be repaid or redeemed upon conversion and, accordingly, a portion of the Fund’s portfolio may need to be liquidated, potentially resulting in, among other things, lower current income. In addition, open-end management investment companies may be subject to continuous asset in-flows and out-flows that can complicate portfolio management and limit the Fund’s ability to make certain types of investments. As a result, the Fund may incur increased expenses and may be required to sell portfolio securities at inopportune times in order to accommodate such flows.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, risk of market closure or manipulation, limited reliable access to capital, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.
Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risks associated with custody of securities. In addition, because the Public Company Accounting Oversight Board is generally restricted from inspecting the audit work and practices of registered accountants in certain emerging market countries there is the risk that material accounting and financial information about issuers in such countries may be unavailable or unreliable.
Shareholder claims that are available in the U.S. may be less reliable in emerging market countries, and claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. The limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021 (Unaudited)
Europe Risk. A significant number of countries in Europe are member states in the European Union (the “EU”), which faces major issues involving its membership, structure, procedures and policies. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. In general, monetary policy is set for the Eurozone by the European Central Bank and fiscal policy is overseen and approved by the EU. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) may be subject to various restrictions, including restrictions on deficits and debt levels. As a result of the foregoing, monetary and fiscal policies may not address the needs of all member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of capital controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and can affect exposures to other EU countries and their financial companies as well. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.
Financial Companies Risk. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), and competition from new entrants and blurred distinctions in their fields of business.
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market.
Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Income Risk. Net investment income paid by the Fund to its shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund’s portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund’s portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021 (Unaudited)
the distributions paid on the common shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. In managing the Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. Additionally, the implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration, or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain or all of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021 (Unaudited)
Option Risk. The Fund may write (sell) covered call options on a portion of the equity securities held in the Fund’s portfolio and certain broad-based indices. As the writer (seller) of a call option on portfolio equity securities, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call option but would retain the risk of loss should the price of the underlying security decline. Therefore, the writing (or selling) of call options may limit the Fund’s ability to benefit from the full upside potential of its investment strategies. The value of call options written by the Fund may be affected by, among other factors, changes in the value of the underlying security (or securities) in relation to the strike price, changes in dividend rates of the underlying security (or securities), changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security (or securities), and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid.
Potential Conflicts of Interest Risk. First Trust, Janus Henderson and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Janus Henderson currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Janus Henderson) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Janus Henderson have a financial incentive to leverage the Fund.
Real Estate Investment Trust Risk. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including: (i) rising interest rates; (ii) changes in the economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with local laws; (vi) increased competition from new properties; (vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; (xi) defaults by mortgagors or other borrowers; (xii) loss of rental income; (xiii) lack of mortgage funds or other limits to accessing the credit or capital markets; and (xiv) other factors beyond the control of the REITs including changes in tax laws. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, when further distributed to common shareholders will not generally qualify for favorable treatment as qualified dividend income. Certain REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REITs are also subject to heavy cash flow dependency and defaults by borrowers or lessees. By investing in REITs indirectly through the Fund, a common shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.
United Kingdom Risk. The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. In addition, as the United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries, a prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom’s economy.
On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, an event commonly referred to as “Brexit.” Brexit immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. Approximately one year after the United Kingdom officially departed the European Union, the United Kingdom and the European Union reached a trade agreement that became effective on January 1, 2021. Under the terms of the trade deal, there will be no tariffs or quotas on the movement of goods between the United Kingdom and Europe. There can be no assurance that the new trade agreement will improve the instability in global financial markets caused by Brexit. At this time, it is difficult to predict what the longer term ramifications and political, economic, and legal implications will be as a result of Brexit, including the impact on the Fund’s portfolio holdings. The negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests may cause uncertainty in the United Kingdom’s financial markets and adversely affect the performance of the issuers to which a Fund has exposure. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, may have an adverse effect on the United Kingdom economy.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021 (Unaudited)
Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Effects of Leverage
The aggregate principal amount of borrowings under the credit agreement (the “Credit Agreement”) with The Bank of Nova Scotia represented 22.53% of the Managed Assets as of December 31, 2021. Asset coverage with respect to the borrowings under the Credit Agreement was 443.80% and the Fund had $24,118,450 of unutilized funds available for borrowing under the Credit Agreement as of that date. The borrowing rate under the Credit Agreement is equal to the Euro rate of the 6-month LIBOR plus 85 basis points, for borrowings in Euros, and is equal to the U.S. dollar 6-month LIBOR plus 85 basis points, for borrowings in U.S. dollars. As of December 31, 2021, the maximum commitment amount was $100,000,000. As of December 31, 2021, the approximate average annual interest and fee rate was 0.92%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 0.92%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.21%.
The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 22.53% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 0.92%.
Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-13.18%	-6.72%	-0.27%	6.19%	12.64%
Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	216	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	216	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	216	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	216	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	216	None
(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	216	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Dynamic Europe Equity Income Fund (FDEU)
December 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Janus Henderson Investors US LLC
151 Detroit Street
Denver, CO 80206
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies o the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $39,500 for the fiscal year ended December 31, 2020 and $39,500 for the fiscal year ended December 31, 2021.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

Audit-Related Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $61,976 for the fiscal year ended December 31, 2020 and $27,634 for the fiscal year ended December 31, 2021. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s Advisor were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

All Other Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment Advisor, other than services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s Advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the registrant’s fiscal year ended December 31, 2020 were $61,976 for the registrant and $23,200 for the registrant’s investment advisor and for the registrant’s fiscal year ended December 31, 2021 were $27,634 for the registrant and $16,500 the registrant’s investment advisor.
(h)	The Registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Denise M. Keefe, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies, as of December 31, 2021, are attached herewith.

Janus Capital Management LLC

Perkins Investment Management LLC

Proxy Voting Guidelines

February 2020

The Proxy Voting Guidelines (the “Guidelines”) below summarize how Janus Capital Management LLC and Perkins Investment Management LLC (the “Advisers”) will generally evaluate various issues that may be raised through proxy voting proposals. The Guidelines, together with the Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all clients, including mutual funds and exchange-traded funds, for which the Advisers have voting authority except as otherwise noted below. Subject to specific provisions in a client’s account documentation related to exception voting, the Advisers only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Institutional Shareholder Services, Inc. (ISS) (the “Proxy Voting Service”) Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines.

The Advisers have instructed the Proxy Voting Service to vote all proxies relating to portfolio securities held in client accounts in accordance with these Guidelines, except as otherwise instructed by the Advisers. While the Advisers attempt to address most commonly-raised issues through the Guidelines, there will be various proxy voting issues that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. Moreover, there may be various proxy voting issues as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for privately-held companies. In such instances, those proposals will be referred to the relevant portfolio managers, assistant portfolio managers and analysts (together, “Portfolio Management”) or the Governance and Responsible Investment team (the “GRI Team”) for resolution. In exercising discretion, the Advisers may take into consideration the information and recommendations of the Proxy Voting Service, but will vote all proxies based on their own conclusions regarding the best interests of clients.

Furthermore, because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Advisers may not vote in strict adherence to the Guidelines. Portfolio Management and the GRI Team are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.

In addition, non-U.S. issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from U.S. standards and practices. The Advisers will generally vote non-U.S. issuer proxies in accordance with the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in that market, in which case the Advisers may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

In exercising their fiduciary duties to clients, the Advisers recognize that in certain circumstances the cost to clients associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, the Advisers may decide to abstain from voting. For instance, in many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, the Advisers will only vote proxies if the Advisers determine that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, in some instances, the Advisers may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, the Advisers will evaluate whether the shareholder benefit of voting the proxies outweighs the cost of recalling them. Furthermore, in circumstances where a client held a security as of record date, but the holdings were sold prior to the shareholder meeting, the Advisers may abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, the Advisers consider the recommendation of management to be an important factor in making these decisions.

1.	For domestic market and applicable foreign market issuers, the Advisers will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

2.	After taking into consideration country-specific practices, the Advisers will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;
•	ignore or otherwise fail to support shareholder proposals (as determined by the Proxy Voting Service);
•	are not responsive to advisory votes on executive compensation matters (as determined by the Proxy Voting Service);

•	fail to provide appropriate oversight of company's risk management practices (as determined by the Proxy Voting Service);

•	are non-independent directors and sit on the audit, compensation or nominating committees;
•	are non-independent directors and the board does not have an audit, compensation, or nominating committee;
•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);
•	are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);
•	serve as directors on an excessive number of boards (as determined by the Proxy Voting Service);
•	are compensation committee members and the company has poor compensation practices (as determined by the Advisers), or adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service);
•	are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any female directors, and the company has not provided a reasonable explanation for its lack of gender diversity (as determined by the Advisers); and/or

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•	amend the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders.
3.	The Advisers will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.

4.	The Advisers will generally vote in favor of proposals to increase the minimum number of independent directors.

5.	The Advisers believe that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, the Advisers will generally vote in favor of proposals regarding director indemnification arrangements.

6.	The Advisers will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, the Advisers will generally vote against proposals relating to decreasing the size of a board of directors.

8.	The Advisers will generally vote against proposals advocating classified or staggered boards of directors.
9.	The Advisers will generally vote with management regarding proposals to declassify a board.
10.	The Advisers will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.	The Advisers will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position; or (4) the auditors are being changed without explanation or are not named.

12.	The Advisers will evaluate proposals relating to contested auditors on a case-by-case basis. 13. The Advisers will generally vote in favor of proposals to appoint internal statutory auditors.

Equity-Based Compensation Plans

14.	The Advisers will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features (as determined by the Advisers). Without limitation, the Advisers consider the following practices to be problematic and generally votes against plans that:

•	provide for re-pricing of underwater options;
•	provide for automatic replenishment (“evergreen”) or reload options;
•	create an inconsistent relationship between long term share performance and compensation increases; and/or

3

•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Other Compensation Related Proposals

15.	The Advisers will generally vote in favor of proposals relating to ESPPs – unless the shares purchased through the ESPP are discounted more than the market norm, the shares allocated to the ESPP are excessive, and/or the ESPP contains other problematic features.

16.	The Advisers will generally vote in favor of proposals requiring the expensing of options.
17.	The Advisers will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

18.	The Advisers will generally oppose proposals regarding the re-pricing of underwater options.
19.	The Advisers will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

20.	The Advisers will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

21.	The Advisers will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

22.	The Advisers will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency).

23.	The Advisers will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless the Advisers determine problematic pay practices are maintained.

24.	The Advisers will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

25.	The Advisers will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;
•	The triggering mechanism should be beyond the control of management; and
•	The amount should not exceed three times base salary plus guaranteed benefits.
26.	The Advisers will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;
•	requiring stock acquired through exercised options to be held for a certain period of time; and
•	using restricted stock grants instead of options.

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Other Corporate Matters

27.	The Advisers will generally vote in favor of proposals relating to the issuance of dividends.
28.	The Advisers will generally vote in favor of proposals relating to stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share.

29.	The Advisers will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

30.	The Advisers will generally oppose proposals for different classes of stock with different voting rights.
31.	The Advisers will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards and such proposals are not considered excessive in the context of the issuer.

32.	The Advisers will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion.

33.	Subject to local market standards, the Advisers will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares.

34.	The Advisers will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.

35.	The Advisers will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

36.	The Advisers will evaluate plans of reorganization on a case-by-case basis.
37.	The Advisers will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

38.	The Advisers will generally vote in favor of proposals regarding changes in company name.
39.	The Advisers will evaluate proposals relating to the continuance of a company on a case-by-case basis.
40.	The Advisers will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related advisory votes on golden parachutes.

41.	The Advisers will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

42.	The Advisers will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

43.	The Advisers will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

44.	The Advisers will generally vote in favor of proposals to require that voting be confidential.

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45.	The Advisers will generally oppose proposals requesting authorization of political contributions (mainly foreign), except for proposals designed to insure that the charitable giving does not violate laws on political contributions.

46.	The Advisers will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

47.	The Advisers will generally vote against proposals to approve “other business” when it appears as a voting item.

48.	The Advisers will evaluate proposals related to proxy access on a case-by-case basis.

Shareholder Proposals

49.	The Advisers are primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. The Advisers will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

The Advisers’ first priority is to act as a fiduciary in the best interests of their clients. The Advisers recognize that environmental, social, moral or ethical issues present risks and opportunities that can have an impact on company financial performance. The Advisers strive to balance these issues in a manner consistent with their fiduciary obligations. The Advisers will generally vote with management on these matters unless they identify areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns. In such instances, the Advisers will   review these matters on a case-by-case basis, consistent with their fiduciary obligations to clients.

Other

50.	For proposals outside the scope of the Guidelines, the Advisers will solicit additional research and a recommendation from the Proxy Voting Service. The Advisers will consider, but are not obligated to accept, the recommendation provided by the Proxy Voting Service.

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Janus Capital Management LLC

Perkins Investment Management LLC

Proxy Voting Procedures

March 2020

The following represents the Proxy Voting Procedures (“Procedures”) for Janus ?apital Management LL? (“Janus”) and Perkins Investment Management LL? (each, an “Adviser,” and together, the “Advisers”) with respect to the voting of proxies on behalf of all accounts for which they have voting authority, including mutual funds and exchange-traded funds (“ETFs”). Any accounts advised by the Advisers through participating affiliate agreements with other entities in Janus Henderson Group plc are subject to these Procedures except as otherwise set forth in Annex A.

Where the Advisers have been provided voting discretion, the Advisers seek to vote proxies in the best interest of their clients.1 Subject to specific provisions in a client’s account documentation related to exception voting, the Advisers only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Advisers’ Proxy Voting Guidelines (the “Guidelines”); 2) the Institutional Shareholder Services Inc. (ISS) (the “Proxy Voting Service”) Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines (the “Taft-Hartley Guidelines”).

The Advisers have adopted these Procedures and the Guidelines to ensure that proxies are voted in the best interest of clients, without regard to any relationship that the Advisers or any affiliated person of the Advisers may have with the issuer or personnel of the issuer.

Roles and Responsibilities

Proxy Voting Committee. The Janus Henderson Proxy Voting ?ommittee (the “Committee”) develops the Advisers’ positions on all major corporate issues, manages conflicts of interest related to proxy voting and oversees the voting process generally. The Committee is comprised of representatives from the Office of the Treasurer, Operations Control, Compliance, as well as the Governance and Responsible Investing team (the “GRI Team”) and equity portfolio management who provide input on behalf of Investments. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. The Committee reviews and approves the Guidelines and Procedures on an annual basis.

In reviewing the Guidelines and Procedures, the Committee reviews the Advisers’ proxy voting record over the prior year, including exceptions to the Guidelines directed by relevant portfolio managers, assistant portfolio managers, and analysts (together, “Portfolio Management”), to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Investments on such changes. Once the Committee approves changes to the Guidelines, they are distributed to Operations Control and the Proxy Voting

1 On behalf of accounts subject to ERISA, the Advisers will vote all proxies for shares for which it has investment discretion unless the power to vote such shares has been expressly retained by the appointing fiduciary in the investment management agreement. The Advisers recognize that the exercise of voting rights on securities held by ERISA plans is a fiduciary duty that must be exercised with care, skill, prudence and diligence. As such, where the Advisers have voting responsibility for ERISA plans, they will vote proxies solely in the best interest of the participants and beneficiaries of such plans.

Service for implementation. The Committee provides oversight of the proxy voting process, including by reviewing results of diligence on the Proxy Voting Service.

Portfolio Management. Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the portfolios they manage. While the Committee establishes the Guidelines and Procedures and serves as a resource for Portfolio Management, it does not have authority to direct votes for any client or account except as set forth in Procedures for Addressing Conflicts of Interest below. While Portfolio Management generally votes consistently with the Guidelines, there may be instances where they may choose to vote contrary to the Guidelines. In those circumstances and as otherwise specified herein, Portfolio Management is required to provide a sufficient written rationale for their vote. In many cases, a security may be held by accounts managed by multiple portfolio managers. While the Advisers generally cast votes consistently across accounts they manage, they may vote differently on the same matters in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach multiple conclusions as to what is in the best interests of different clients depending on the account’s investment strategy or its objectives.

Operations Control. Operations Control is responsible for administering the proxy voting process as set forth in these Procedures, the Guidelines, and as applicable, the ISS Benchmark Policy and the Taft-Hartley Guidelines. The proxy administrator in Operations Control (the “Proxy Administrator”) works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to the Guidelines.

The Proxy Voting Service. The Advisers have engaged the Proxy Voting Service to assist in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. The Proxy Voting Service also provides research services relating to proxy issues. In addition, the Proxy Voting Service is responsible for submitting the Advisers’ votes in accordance with the Guidelines or as otherwise instructed by the Advisers and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to the Advisers upon request.

While the Advisers take into consideration the information and recommendations of the Proxy Voting Service, the Advisers vote all proxies based on their own proxy voting policies (unless a client has directed the use of the ISS Benchmark Policy or the Taft-Hartley Guidelines), including the Advisers’ conclusions regarding the best interests of advisory clients.

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Proxy Voting Process

Procedures for Proxy Issues Within the Guidelines. Where the Guidelines address the proxy matter being voted on, the Proxy Voting Service will generally process all proxy votes in accordance with the Guidelines. Portfolio Management may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing. To aid in the exercise of this discretion, portfolio managers initially inform Operations Control of how they wish to manage proxy voting in their accounts, and may change such elections at any time. Portfolio managers may decide to vote their proxies consistent with the Guidelines in all cases and instruct the Proxy Administrator to vote all proxies accordingly pursuant to account-specific procedures approved by the Committee. Portfolio managers may also request to review all vote recommendations or only those votes recommended to be cast against management.

In addition to portfolio manager-directed review, the Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Services does not have research, analysis and/or a recommendation available; or (3) the Guidelines call for Portfolio Management input. The Proxy Administrator will then solicit feedback from Portfolio Management or the Committee through a written request. In the event Portfolio Management is unable to provide input on a referred proxy item, the Advisers will abstain from voting the proxy item.

Notwithstanding the above, with respect to clients who have instructed the Advisers to vote proxies in accordance with the Taft-Hartley Guidelines, the Proxy Voting Service will cast all proxy votes in strict accordance with the Taft-Hartley Guidelines.

In all cases, portfolio managers receive a monthly report summarizing all proxy votes for securities held in their client accounts. The Proxy Administrator is responsible for maintaining this documentation.

Procedures for Proxy Issues Outside the Guidelines. Where the Guidelines do not address the proxy matter being voted on, the Proxy Voting Service will refer that issue to the Proxy Administrator. The Proxy Administrator will then solicit feedback from Portfolio Management or the Committee through a written request. In the event Portfolio Management is unable to provide input on a referred proxy item, the Advisers will abstain from voting the proxy item.

Procedures for “Fund of Funds” Voting. Janus advises certain portfolios that invest in other funds (“funds of funds”) advised by the Advisers. From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between the Advisers and their clients. To mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders, the Advisers will cast their votes in the same proportion as the votes of the other shareholders in the underlying fund (“echo-voting”).

In addition, Janus advises certain funds of funds that invest in unaffiliated ETFs. These funds of funds may enter into a written participation agreement with an underlying ETF that allows the fund to own shares of the ETF in excess of what is generally permitted by the Investment Company Act of 1940. Participation agreements generally require funds whose ownership of the underlying ETF exceeds a certain percentage to agree to echo vote shares of the ETF. Accordingly, if an underlying ETF submits a matter to a vote of its shareholders, the Advisers will cast their votes in the same proportion as the votes of the other shareholders in the underlying fund to the extent required by a participation agreement.

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Procedures for Addressing Conflicts of Interest. A conflict of interest may arise from a number of situations, including but not limited to a business relationship between the Adviser and the issuer, an inducement provided to Portfolio Management by the issuer or its agents or a personal relationship between Portfolio Management and the management of the issuer. Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines are designed to be in the best interests of advisory clients, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management or the GRI Team seek to exercise discretion, the Advisers have implemented a number of additional policies and controls to mitigate any conflicts of interest.

Portfolio Management or the GRI Team are required to disclose any actual or potential conflicts of interest that may affect the exercise of voting discretion. This includes but is not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management or the GRI Team in exercising their discretion. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Chief Investment Officer (the “?IO”) or his or her delegate.

The Advisers also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. The Advisers maintain a list of significant relationships for purposes of proxy voting, which includes significant intermediaries, vendors, service providers, clients and other relationships. In the event Portfolio Management or the GRI Team intend to vote against the Guidelines with respect to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee which will review the rationale provided by Portfolio Management in advance of the vote. In the event Portfolio Management or the GRI Team intend to exercise discretion to vote contrary to the ISS recommendations and with management as to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee, which will review the rationale provided by Portfolio Management or the GRI Team in advance of the vote. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of the portfolio managers’ stated rationale on a quarterly basis. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed conflicts of interest.

If a proxy vote is referred to the CIO or his or her delegate or the Committee, the decision made and basis for the decision will be documented by the Committee.

Vendor Oversight, Record-Keeping and Reporting

Retention and Oversight of the Proxy Voting Service. The Advisers will conduct periodic due diligence reviews of the Proxy Voting Service via on-site or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, the Advisers shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyze the matters for which they have voting responsibility. In connection with the periodic due diligence review, the Advisers shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, the Advisers shall periodically sample the proxy votes cast on behalf of clients to ensure whether such votes complied with these Procedures and the Guidelines.

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Board Reporting. The Advisers shall present these Procedures and the Guidelines to the board of trustees of mutual funds and ETFs advised by the Advisers at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.

Reporting and Record Retention. On an annual basis, the Advisers will provide their proxy voting records for each proprietary mutual fund or ETF for the one-year period ending on June 30th on the Advisers’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov.

On an annual basis, and upon request, the Advisers will provide other clients with the proxy voting record for their accounts.

Except as noted in these Procedures or required by law, the Advisers do not provide information to anyone on how they voted or intend to vote on a particular matter. Operations Control may confirm to issuers or their agents whether votes have been cast, but will not disclose the size of the position or how the votes were cast. Portfolio Management and the GRI Team have the discretion to indicate to issuers or their agents how they voted or intend to vote in the context of discussions with issuers and their management as part of the Advisers’ ongoing investment analysis process.

The Advisers will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Guidelines. In addition, the Advisers will retain any internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are either available on the SE?’s website or are kept by a third-party voting service and are available on request. All materials discussed above will be retained for a minimum of 6 years.

A complete copy of the Advisers’ proxy voting policies and procedures, including specific guidelines, is available at www.janushenderson.com/proxyvoting.

Annex A

The procedures described in this Annex A apply to accounts advised by the Advisers through participating affiliate agreements with other entities in Janus Henderson Group plc (the “Participating Affiliates”). For such accounts, to the extent of any ambiguity or conflict, the procedures discussed in this Annex A take precedence over the Procedures.

1.	Responsibilities. The GRI Team is responsible for administering the proxy voting process as set forth in these Procedures and the Guidelines for accounts advised by the Participating Affiliates. The GRI Team reviews shareholder meeting agendas, voting policy recommendations, and additional relevant documents and makes voting decisions in consultation with Portfolio Management.

2.	Service Providers. The Participating Affiliates have contracted with the Proxy Voting Service to provide policy development, research, advisory and voting disclosure services. Proxy voting administrative services are provided by BNP Paribas Securities Services plc (“?NP”), which provides a range of administrative services to Janus Henderson. In providing proxy voting administrative services, BNP is supported by the Proxy Voting Service.

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3.	Voting Procedures. The procedure for casting proxy votes for accounts advised through Participating Affiliates is as follows:
a)	Custodians notify the Proxy Voting Service of forthcoming company meetings and send proxy materials.
b)	The Proxy Voting Service notifies the GRI Team of meetings via its ProxyExchange website.
c)	The Proxy Voting Service provides voting recommendations based on the Guidelines.
d)	The GRI Team consults with Portfolio Management as appropriate.
e)	The GRI Team decides in conjunction with Portfolio Management whether to accept or override the voting recommendations provided by the Proxy Voting Service. In the event they decide to vote contrary to the Guidelines or management’s recommendation, the GRI Team provides a written rationale for the decision.

f)	Voting instructions are sent to custodians via the ProxyExchange website and executed by the custodians.
g)	If at any time during implementation of the above procedures a conflict of interest is identified, the matter, including proposed voting instructions, will be referred for resolution to the Committee via the GRI Team.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Information provided as of December 31, 2021

Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC), (“Janus Henderson” or the “Sub-Advisor”), a legal entity of Janus Henderson Investors, serves as the Fund’s investment sub-advisor. Janus Henderson Investors is headquartered in London and is a global investment management firm that provides a full spectrum of investment products and services to clients around the world. With offices in 25 cities with more than 2,300 employees, Janus Henderson Investors managed approximately $432 billion in assets as of December 31, 2021. Janus Capital is responsible for the day-to-day investment decisions of the Fund other than the Option Overlay Strategy.

The members of the portfolio management team responsible for implementing the Option Overlay Strategy are John Gambla and Rob A. Guttschow.

1. BEN LOFTHOUSE, CFA

Head of Global Equity Income; Portfolio Manager

Ben Lofthouse is Head of Global Equity Income at Janus Henderson Investors, a position he has held since 2018. Prior to this, he was a director, Global Equity Income, and has been part of the Global Equity Income Team since joining the company in 2004. Additionally, he is a Portfolio Manager and has managed a range of equity income mandates since 2008. Prior to Janus Henderson Investors, Mr. Lofthouse worked as an accountant at PricewaterhouseCoopers where he started his career in 1998. Mr. Lofthouse graduated with a BA (Hons) in business economics from Exeter University. He is a Chartered Accountant (ACA) and holds the Chartered Financial Analyst designation. He has 20 years of financial industry experience.

2. FAIZAN BAIG, CFA

Global Equity Income; co-Portfolio Manager

Faizan Baig is a Portfolio Manager on the Global Equity Income Team at Janus Henderson Investors, a position he has held since 2020. Before that, he was a Research Analyst at the firm, picking stocks for income funds with sector expertise in technology and industrials. Prior to joining the firm in 2015, Mr. Baig was a senior global long/short equity analyst at RWC Partners generating fundamentally researched long and short ideas across all sectors. Before that, he worked for Morgan Stanley Wealth Management, where he began his career as a global equity analyst and later became a junior portfolio manager performing fundamental bottom-up analysis of companies across all sectors. In addition to generalist stock picking, he was responsible for the technology sector and advised on construction of global equity portfolios.

3. JOHN GAMBLA, CFA

SENIOR PORTFOLIO MANAGER FOR THE ALTERNATIVES AND ACTIVE EQUITY INVESTMENT TEAM AT FIRST TRUST ADVISORS L.P. (“FIRST TRUST”)

Mr. Gambla, CFA, FRM, PRM, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Gambla was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Gambla co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Mr. Gambla also led the research systems and infrastructure development for Nuveen HydePark Group LLC. Previously, Mr. Gambla was a Senior Trader and Quantitative specialist at Nuveen Asset Management. While there, he was responsible for trading all derivatives for the 120+ municipal mutual funds with Nuveen Asset Management. Mr. Gambla has served in a variety of roles throughout his career including: portfolio management, research, business development and strategy development.

4. ROB A. GUTTSCHOW, CFA

SENIOR PORTFOLIO MANAGER FOR THE ALTERNATIVES AND ACTIVE EQUITY INVESTMENT TEAM AT FIRST TRUST

Mr. Guttschow, CFA, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Guttschow was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Guttschow co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Previously, Mr. Guttschow was an Overlay Manager and Senior Portfolio Manager at Nuveen Asset Management. While there, he developed Nuveen’s buy-side derivative desk for fixed income and equity portfolio hedging.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other accounts managed by the Portfolio Managers as of December 31, 2021:

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Ben Lofthouse	Registered Investment Companies:	2	$5,570,700,000	0	$ 0
	Other Pooled Investment Vehicles:	3	$1,521,180,000	1	$0
	Other Accounts:	2	$139,000,000	0	$ 0

2 Faizan Baig	Registered Investment Companies:	1	$165,500,000	0	$ 0
	Other Pooled Investment Vehicles:	2	$139,000,000	0	$ 0
	Other Accounts:	2	$ 125,800,000	0	$ 0

3. John Gambla	Registered Investment Companies:	8	$2,850,929,068	0	$ 0
	Other Pooled Investment Vehicles:	1	$ 1,220,278	0	$ 0
	Other Accounts:	4	$ 494,078	0	$ 0

4. Rob Guttschow	Registered Investment Companies:	8	$2,850,929,068	0	$ 0
	Other Pooled Investment Vehicles:	1	$ 1,220,278	0	$ 0
	Other Accounts:	4	$ 494,078	0	$ 0

POTENTIAL CONFLICTS OF INTERESTS

JANUS HENDERSON INVESTORS POTENTIAL CONFLICTS OF INTERESTS

Portfolio Management Conflicts of Interest.

As reflected in the table above, portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the CEF. Those other accounts may include other Janus Henderson funds, private-label funds for which Janus Henderson or an affiliate serves as sub-advisor, separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than the CEF or may have a performance-based management fee. As such, fees earned by Janus Henderson or an affiliate vary among these accounts. Janus Henderson or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in the CEF’s portfolio. Portfolio managers also have roles with an affiliate of Janus Henderson and provide advice on behalf of Janus Henderson through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus Henderson. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the CEF to be disadvantaged if, for example, one or more accounts outperform the CEF.

A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for the CEF, but the CEF is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by the CEF.

Janus Henderson believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus Henderson generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Janus Henderson monitors accounts with similar strategies for any holdings, risk, or performance dispersion.

FIRST TRUST, POTENTIAL CONFLICTS OF INTERESTS

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

(a)(3) Compensation Structure of Portfolio Managers or Management Team Members

Information provided as of December 31, 2021

BEN LOFTHOUSE AND FAIZAN BAIG, JANUS HENDERSON INVESTORS

Portfolio Management Compensation.

Janus Henderson is aware of the importance of selecting and retaining high quality staff, not only in its investment teams, but also across the support functions that assist them. Business critical employees are identified in all areas of the business. A summary of the overall compensation package is as follows:

SENIOR MANAGEMENT MEMBER COMPENSATION. The compensation for Janus Henderson’s senior management includes fixed compensation and variable compensation. Base Salary: Members of the Janus Henderson’s Executive Committee receive an annual base salary based on competitive market data and factors such as performance, knowledge, skills, ability and experience. Variable Compensation: Executive Committee members’ variable compensation is typically based on overall company and individual performance against both financial and strategic objectives. All employees are subject to the Company’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal instalments over a 3-year period and are delivered into JHG restricted stock and/or funds. Individuals Awards, if any, are discretionary and given based on company, department and individual performance.

PORTFOLIO MANAGERS / INVESTMENT PROFESSIONALS. Janus Henderson portfolio managers are compensated for managing portfolios or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. The overall investment team variable compensation pool is based on Janus Henderson profitability and is fully discretionary. Portfolio managers are eligible for an annual variable compensation award based on the recommendations of line managers and in consideration of individual performance appraisals. Both quantitative and qualitative factors will be used to determine these awards. Such factors include, among other things, consistent short-term and long-term performance (i.e., one-, three- and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring and team work. Fixed Compensation: Paid in cash and comprises an annual base salary. The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability and market competitiveness. Variable Compensation: Paid in the form of cash and deferred awards. All employees are subject to the Company’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal instalments over a 3-year period and are delivered into JHG restricted stock and/or funds.

As previously mentioned, there is an incentive funding framework which applies to determine overall incentive pool funding for direct, front line investment professionals. The framework is centered around a ‘partnership’ approach in which profits are shared between employees and shareholders in a pre-determined manner to create an ‘Investment Pool’. The construct creates a pool for the Investment teams by reference to a pre-determined share of the firm’s Pre- Incentive Operating Income (‘PIOI’). Overall pool funding is subject to risk adjustment by the Committee taking into account the recommendations of the Risk function in relation to the nature and incidence of risk events, and an overall assessment of risk management relative to the Risk Appetite Statement. A separate pool (the ‘Core Pool’) is created for other staff using similar principles. Team and individual allocations remain discretionary, with allocations within the Investment team being assessed primarily in relation to the individual’s contribution to Performance, Profitability and Partnership principles.

JOHN GAMBLA AND ROB GUTTSCHOW, FIRST TRUST

The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual’s or team’s overall contribution to the success of the firm, assets under management and the profitability of the firm. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

(a)(4) Disclosure of Securities Ownership

Information provided as of December 31, 2021

Portfolio Manager	Shares owned
Faizan Baig	None
Ben Lofthouse	$10,001-$50,000
John Gambla	None
Rob A. Guttschow	None
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19a-l under the 1940 Act, dated March 24, 2010. (1)

(1)	The Fund received exemptive relief from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each taxable year. The relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders. In that regard, attached as an exhibit to this filing is a copy of such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Dynamic Europe Equity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 10, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 10, 2022

* Print the name and title of each signing officer under his or her signature.